UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
INSTITUTIONAL FUNDS TRUST

2023 ANNUAL REPORT

October 31, 2023

DIVERSIFIED FUND

Div 1023

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Institutional Funds Trust	October 31, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In the words of Theodor Seuss Geisel, the beloved children’s author and cartoonist known as Dr. Seuss, “Only you can control your future.”

While we as individuals cannot control everything that’s happening in the world around us or within the global economy and markets, we can take steps to diversify our risk exposure as we seek to preserve and grow our personal savings. By making prudent adjustments to our investment portfolios with the help of trusted financial professionals, we may be better positioned to withstand the negative financial forces we’re likely to encounter in our lifetime – especially during periods like today’s geopolitical turmoil and economic uncertainty.

At American Beacon, we endeavor to provide a broad range of disciplined investment strategies to help you potentially collect the fruits of your labor over the fullness of time. We work diligently to cultivate relationships with the investment managers who serve as sub-advisors to our investment products. Since our firm’s inception as a pension fiduciary in 1986 and the launch of our first sub-advised, multi-manager mutual funds in 1987, we have continued expanding our innovative product offerings. And we are committed to applying a solutions-based, risk-managed approach in our pursuit of institutional wisdom while striving to generate earned alpha and enduring value.

Thank you for entrusting your financial future with American Beacon. For more information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Institutional Funds Trust

Domestic Equity Markets Overview

October 31, 2023 (Unaudited)

For the 12-month period ended October 31, 2023, domestic equity markets were mostly higher and had a range of risks and rewards under the surface. During the period, the Federal Reserve (“Fed”) continued to tighten monetary policy through six rate hikes totaling 2.25%. The last 0.25% hike in late July culminated in a target policy rate of 5.25% to 5.50% as inflation levels remained uncomfortably above the Fed’s target of 2%. The underlying U.S. economy remained on steady footing – despite many economists forecasting recession – as the unemployment rate remained below 4%, and third quarter U.S. real gross domestic product grew at an annualized rate of 4.9%.

In the U.S., the technology-heavy Nasdaq Composite® was up an impressive 18.0%. The S&P 500® Index was up 10.1% with mixed underlying sector performance. The top-performing S&P sectors, by a significant margin, were Communication Services (up 35.8%) and Information Technology (up 30.8%). Conversely, the worst-performing sectors were Utilities (down 7.7%) and Real Estate (down 6.5%).

From a style standpoint, Growth easily outpaced Value as shown by the 17.3% return for the Russell 3000® Growth Index compared to the Russell 3000® Value Index return of -0.5%.

In terms of market capitalization, small-cap stocks significantly underperformed their larger-capitalization peers, evidenced by the Russell 2000® Index return of -8.6% compared to the Russell 1000® Index return of 9.5%.

American Beacon Diversified FundSM

Performance Overview

October 31, 2023 (Unaudited)

Selections within the Health Care and Industrials sectors contributed to the Fund’s performance, while selections in the Financials sector detracted from value.

Comparison of Changes in Value of a $10,000 Investment for the period 3/24/2017 through 10/31/2023

Total Returns for the Period ended October 31, 2023

	Ticker	1 Year	3 Years	5 Years	Since Inception 03/24/2017	Value of $10,000 03/24/2017- 10/31/2023
AAL Class (2)	ZABDFX	3.84%	4.68%	5.12%	4.97%	$13,776

S&P 500® Index (1)		10.14%	10.36%	11.01%	11.14%	$20,094

1.

The S&P 500 Index is an unmanaged index of common stocks publicly traded in the U.S. One cannot directly invest in an index. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

2.

Performance shown is historical and is not indicative of future returns. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

From a sector allocation perspective, an overweight allocation to the Information Technology sector and an underweight allocation to the Real Estate sector contributed to the Fund’s performance. Conversely, an underweight allocation to the Communication Services sector detracted from performance during the period.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

American Beacon Diversified FundSM

Performance Overview

October 31, 2023 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Bonds, 3.000%, Due 8/15/2052		4.1
U.S. Treasury Notes, 4.000%, Due 2/29/2028		2.0
U.S. Treasury Notes, 4.125%, Due 11/15/2032		1.4
U.S. Treasury Bonds, 2.875%, Due 5/15/2052		1.3
U.S. Treasury Notes, 3.500%, Due 2/15/2033		1.1
Microsoft Corp.		1.0
U.S. Bancorp		0.9
Vertiv Holdings Co.		0.9
Elevance Health, Inc.		0.8
Wells Fargo & Co.		0.8

Total Fund Holdings	511

Sector Allocation (% Equities)
Financials		17.9
Industrials		15.1
Information Technology		15.1
Health Care		13.2
Consumer Discretionary		10.4
Energy		8.0
Materials		5.9
Consumer Staples		5.8
Communication Services		3.9
Utilities		2.8
Real Estate		1.9

Sector Allocation (% Fixed Income)
U.S. Agency Mortgage-Backed Obligations		41.8
U.S. Treasury Obligations		37.2
Financial		6.9
Utilities		4.4
Asset-Backed Obligations		3.9
Consumer, Non-Cyclical		1.6
Energy		1.5
Communications		1.0
Technology		0.8
Commercial Mortgage-Backed Obligations		0.4
Consumer, Cyclical		0.3
Basic Materials		0.1
Foreign Sovereign Obligations		0.1

American Beacon Diversified FundSM

Performance Overview

October 31, 2023 (Unaudited)

Country Allocation (% Investments)
United States	77.1
United Kingdom	4.0
France	2.9
Japan	2.1
Canada	2.0
Germany	1.7
Netherlands	1.4
China/Hong Kong	1.3
Denmark	1.2
Sweden	1.1
Switzerland	0.9
Italy	0.7
Brazil	0.6
India	0.6
Mexico	0.5
Taiwan	0.4
Finland	0.3
Indonesia	0.3
Ireland	0.3
Belgium	0.1
Portugal	0.1
Republic of Korea	0.1
Singapore	0.1
South Africa	0.1
Spain	0.1

American Beacon Diversified FundSM

Expense Examples

October 31, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2023 through October 31, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Diversified FundSM

Expense Examples

October 31, 2023 (Unaudited)

American Beacon Diversified Fund

	Beginning Account Value 5/1/2023	Ending Account Value 10/31/2023	Expenses Paid During Period 5/1/2023-10/31/2023*
AAL
Actual	$1,000.00	$949.90	$2.06
Hypothetical**	$1,000.00	$1,023.09	$2.14

*

Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.42% for the AAL Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Diversified FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Institutional Funds Trust and Shareholders of American Beacon Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Diversified Fund (the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the two years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2021 and the financial highlights for each of the periods ended on or prior to October 31, 2021 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

COMMON STOCKS - 43.59%

Communication Services - 1.66%

Entertainment - 0.34%
Electronic Arts, Inc.	8,077	$999,852
Warner Bros Discovery, Inc.A	61,100	607,334

		1,607,186

Interactive Media & Services - 0.50%
Alphabet, Inc., Class AA	18,915	2,346,973

Media - 0.82%
Comcast Corp., Class A	78,294	3,232,759
Omnicom Group, Inc.	4,600	344,586
Paramount Global, Class B	22,100	240,448

		3,817,793

Total Communication Services		7,771,952

Consumer Discretionary - 2.59%

Automobile Components - 0.60%
Adient PLCA	6,800	229,092
Aptiv PLCA	26,664	2,325,101
BorgWarner, Inc.	7,300	269,370

		2,823,563

Automobiles - 0.31%
General Motors Co.	51,500	1,452,300

Hotels, Restaurants & Leisure - 1.04%
Aramark	52,266	1,407,523
Booking Holdings, Inc.A	110	306,852
Las Vegas Sands Corp.	45,916	2,179,173
Wynn Resorts Ltd.	11,124	976,465

		4,870,013

Household Durables - 0.43%
Lennar Corp., Class A	18,100	1,930,908
Lennar Corp., Class B	666	65,674

		1,996,582

Specialty Retail - 0.21%
Lithia Motors, Inc.	4,109	995,241

Total Consumer Discretionary		12,137,699

Consumer Staples - 2.07%

Beverages - 0.73%
Coca-Cola Co.	26,600	1,502,634
Constellation Brands, Inc., Class A	5,600	1,311,240
Keurig Dr Pepper, Inc.	20,657	626,527

		3,440,401

Consumer Staples Distribution & Retail - 0.25%
Sysco Corp.	17,600	1,170,224

Food Products - 0.33%
Nestle SAB	14,569	1,571,761

Household Products - 0.34%
Procter & Gamble Co.	10,500	1,575,315

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

COMMON STOCKS - 43.59% (continued)

Consumer Staples - 2.07% (continued)

Tobacco - 0.42%
Philip Morris International, Inc.	21,933	$1,955,546

Total Consumer Staples		9,713,247

Energy - 3.75%

Energy Equipment & Services - 0.94%
Baker Hughes Co.	9,600	330,432
Halliburton Co.	63,059	2,480,741
NOV, Inc.	64,300	1,283,428
Schlumberger NV	5,900	328,394

		4,422,995

Oil, Gas & Consumable Fuels - 2.81%
APA Corp.	53,300	2,117,076
Coterra Energy, Inc.	62,000	1,705,000
Hess Corp.	12,469	1,800,523
Marathon Oil Corp.	47,000	1,283,570
Murphy Oil Corp.	7,200	323,064
Ovintiv, Inc.	17,800	854,400
Phillips 66	25,510	2,909,926
Pioneer Natural Resources Co.	8,977	2,145,503

		13,139,062

Total Energy		17,562,057

Financials - 8.97%

Banks - 3.49%
Bank of America Corp.	18,700	492,558
Citigroup, Inc.	58,100	2,294,369
Citizens Financial Group, Inc.	59,400	1,391,742
Commerce Bancshares, Inc.	15,000	657,900
Cullen/Frost Bankers, Inc.	10,700	973,593
First Citizens BancShares, Inc., Class A	362	499,828
M&T Bank Corp.	9,937	1,120,397
PNC Financial Services Group, Inc.	9,100	1,041,677
U.S. Bancorp	125,187	3,990,961
Wells Fargo & Co.	98,256	3,907,641

		16,370,666

Capital Markets - 1.45%
Ameriprise Financial, Inc.	6,000	1,887,420
Bank of New York Mellon Corp.	31,700	1,347,250
Blackstone, Inc.	14,750	1,362,162
Goldman Sachs Group, Inc.	4,060	1,232,657
State Street Corp.	15,000	969,450

		6,798,939

Consumer Finance - 0.66%
American Express Co.	6,032	880,853
Capital One Financial Corp.	18,600	1,883,994
Discover Financial Services	4,000	328,320

		3,093,167

Financial Services - 0.78%
Corebridge Financial, Inc.	16,500	330,000
Equitable Holdings, Inc.	11,500	305,555
Fidelity National Information Services, Inc.	61,733	3,031,708

		3,667,263

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

COMMON STOCKS - 43.59% (continued)

Financials - 8.97% (continued)

Insurance - 2.59%
Allstate Corp.	12,096	$1,549,860
American International Group, Inc.	58,286	3,573,515
Aon PLC, Class A	9,673	2,992,826
Arch Capital Group Ltd.A	22,060	1,912,161
Hartford Financial Services Group, Inc.	14,600	1,072,370
Willis Towers Watson PLC	4,337	1,023,055

		12,123,787

Total Financials		42,053,822

Health Care - 6.58%

Biotechnology - 0.38%
Amgen, Inc.	6,900	1,764,330

Health Care Equipment & Supplies - 1.30%
GE HealthCare Technologies, Inc.	17,883	1,190,471
Medtronic PLC	45,263	3,193,757
STERIS PLC	6,322	1,327,494
Zimmer Biomet Holdings, Inc.	3,550	370,655

		6,082,377

Health Care Providers & Services - 2.21%
Centene Corp.A	12,800	882,944
Cigna Group	2,250	695,700
CVS Health Corp.	29,952	2,066,988
Elevance Health, Inc.	8,848	3,982,396
HCA Healthcare, Inc.	2,900	655,806
UnitedHealth Group, Inc.	3,857	2,065,655

		10,349,489

Life Sciences Tools & Services - 1.32%
Avantor, Inc.A	75,030	1,307,773
Danaher Corp.	7,700	1,478,554
ICON PLCA	10,399	2,536,940
Mettler-Toledo International, Inc.A	901	887,665

		6,210,932

Pharmaceuticals - 1.37%
GSK PLC, ADR	9,300	332,010
Merck & Co., Inc.	32,891	3,377,906
Roche Holding AGB	6,055	1,564,293
Sanofi SAB	8,750	798,583
Sanofi SA, ADR	7,400	334,850

		6,407,642

Total Health Care		30,814,770

Industrials - 5.71%

Aerospace & Defense - 0.77%
Boeing Co.A	4,250	793,985
General Dynamics Corp.	7,700	1,858,087
RTX Corp.	11,500	935,985

		3,588,057

Air Freight & Logistics - 0.26%
FedEx Corp.	5,110	1,226,911

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

COMMON STOCKS - 43.59% (continued)

Industrials - 5.71% (continued)

Commercial Services & Supplies - 0.31%
Veralto Corp.A	2,566	$177,054
Waste Connections, Inc.	9,950	1,288,525

		1,465,579

Construction & Engineering - 0.18%
AECOM	7,784	595,865
Fluor Corp.A	8,100	269,649

		865,514

Electrical Equipment - 1.12%
Schneider Electric SEB	6,430	988,771
Vertiv Holdings Co.	108,207	4,249,289

		5,238,060

Ground Transportation - 0.32%
JB Hunt Transport Services, Inc.	8,631	1,483,410

Industrial Conglomerates - 0.62%
General Electric Co.	13,090	1,421,967
Honeywell International, Inc.	8,100	1,484,406

		2,906,373

Machinery - 1.54%
Cummins, Inc.	3,900	843,570
Oshkosh Corp.	10,500	921,165
PACCAR, Inc.	5,750	474,548
Parker-Hannifin Corp.	6,100	2,250,351
Stanley Black & Decker, Inc.	11,444	973,312
Timken Co.	4,500	311,040
Xylem, Inc.	15,400	1,440,516

		7,214,502

Passenger Airlines - 0.00%
Southwest Airlines Co.	231	5,135

Professional Services - 0.25%
Experian PLCB	38,313	1,165,472

Trading Companies & Distributors - 0.34%
Ferguson PLCB	10,607	1,593,434

Total Industrials		26,752,447

Information Technology - 6.81%

Communications Equipment - 0.40%
F5, Inc.A	12,400	1,879,716

Electronic Equipment, Instruments & Components - 0.55%
Corning, Inc.	20,800	556,608
TE Connectivity Ltd.	5,500	648,175
Teledyne Technologies, Inc.A	3,700	1,385,983

		2,590,766

IT Services - 0.68%
Accenture PLC, Class A	4,654	1,382,657
Cognizant Technology Solutions Corp., Class A	15,061	970,983
EPAM Systems, Inc.A	3,750	815,887

		3,169,527

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

COMMON STOCKS - 43.59% (continued)

Information Technology - 6.81% (continued)

Semiconductors & Semiconductor Equipment - 1.80%
Broadcom, Inc.	2,735	$2,301,147
Microchip Technology, Inc.	25,200	1,796,508
Micron Technology, Inc.	10,200	682,074
QUALCOMM, Inc.	26,603	2,899,461
Skyworks Solutions, Inc.	8,923	773,981

		8,453,171

Software - 3.38%
Adobe, Inc.A	4,750	2,527,285
ANSYS, Inc.A	6,350	1,766,951
Atlassian Corp., Class AA	11,683	2,110,417
Autodesk, Inc.A	7,600	1,501,988
Microsoft Corp.	13,900	4,699,729
Oracle Corp.	22,189	2,294,343
Workday, Inc., Class AA	4,300	910,353

		15,811,066

Total Information Technology		31,904,246

Materials - 3.11%

Chemicals - 2.50%
Air Products & Chemicals, Inc.	6,687	1,888,676
Axalta Coating Systems Ltd.A	58,566	1,536,186
Corteva, Inc.	42,600	2,050,764
DuPont de Nemours, Inc.	16,844	1,227,591
Ecolab, Inc.	8,400	1,409,016
Linde PLC	3,580	1,368,133
Olin Corp.	17,600	751,872
RPM International, Inc.	16,200	1,478,574

		11,710,812

Construction Materials - 0.57%
CRH PLC	12,554	672,518
Martin Marietta Materials, Inc.	4,900	2,003,806

		2,676,324

Containers & Packaging - 0.04%
International Paper Co.	6,100	205,753

Total Materials		14,592,889

Real Estate - 0.98%

Residential REITs - 0.26%
Equity LifeStyle Properties, Inc.	18,800	1,237,040

Specialized REITs - 0.72%
Crown Castle, Inc.	10,150	943,747
Public Storage	2,423	578,394
VICI Properties, Inc.	66,322	1,850,384

		3,372,525

Total Real Estate		4,609,565

Utilities - 1.36%

Electric Utilities - 1.02%
Entergy Corp.	6,911	660,622
Pinnacle West Capital Corp.	16,903	1,253,865
PPL Corp.	54,600	1,341,522
Xcel Energy, Inc.	25,100	1,487,677

		4,743,686

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

COMMON STOCKS - 43.59% (continued)

Utilities - 1.36% (continued)

Gas Utilities - 0.34%
Atmos Energy Corp.	14,900	$1,604,134

Total Utilities		6,347,820

Total Common Stocks (Cost $171,169,072)		204,260,514

	Principal Amount

CORPORATE OBLIGATIONS - 3.75%

Basic Materials - 0.04%

Chemicals - 0.04%
EIDP, Inc., 1.700%, Due 7/15/2025	$180,000	167,637

Communications - 0.31%

Media - 0.12%
Charter Communications Operating LLC/Charter Communications Operating Capital,
3.500%, Due 3/1/2042	125,000	74,170
4.800%, Due 3/1/2050	370,000	245,309
3.700%, Due 4/1/2051	380,000	209,605

		529,084

Telecommunications - 0.19%
AT&T, Inc.,
2.250%, Due 2/1/2032	180,000	133,270
2.550%, Due 12/1/2033	350,000	251,857
3.800%, Due 12/1/2057	235,000	142,513
3.650%, Due 9/15/2059	645,000	375,903

		903,543

Total Communications		1,432,627

Consumer, Cyclical - 0.08%

Airlines - 0.02%
American Airlines Pass-Through Trust, 3.150%, Due 8/15/2033, 2019 1 Series AA	101,268	84,470

Entertainment - 0.06%
Warnermedia Holdings, Inc., 5.141%, Due 3/15/2052	440,000	312,675

Total Consumer, Cyclical		397,145

Consumer, Non-Cyclical - 0.37%

Agriculture - 0.18%
Philip Morris International, Inc., 5.375%, Due 2/15/2033	930,000	861,005

Commercial Services - 0.09%
Moody’s Corp., 2.550%, Due 8/18/2060	180,000	83,039
Quanta Services, Inc.,
2.900%, Due 10/1/2030	275,000	216,949
3.050%, Due 10/1/2041	190,000	114,351

		414,339

Pharmaceuticals - 0.10%
Viatris, Inc., 3.850%, Due 6/22/2040	730,000	456,385

Total Consumer, Non-Cyclical		1,731,729

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 3.75% (continued)

Energy - 0.43%

Oil & Gas - 0.28%
Devon Energy Corp., 7.875%, Due 9/30/2031	$160,000	$171,426
Diamondback Energy, Inc.,
6.250%, Due 3/15/2033	955,000	944,567
4.400%, Due 3/24/2051	175,000	124,994
4.250%, Due 3/15/2052	125,000	86,348

		1,327,335

Pipelines - 0.15%
Targa Resources Corp., 4.200%, Due 2/1/2033	220,000	182,758
ONEOK Partners LP, 6.850%, Due 10/15/2037	125,000	122,482
Energy Transfer LP, 7.500%, Due 7/1/2038	320,000	327,922
Kinder Morgan Energy Partners LP, 5.400%, Due 9/1/2044	85,000	68,771

		701,933

Total Energy		2,029,268

Financial - 1.27%

Banks - 0.87%
Bank of America Corp., 2.496%, Due 2/13/2031, (3 mo. USD Term SOFR + 1.252%)C	345,000	272,462
2.592%, Due 4/29/2031, (Secured Overnight Financing Rate + 2.150%)C	180,000	142,127
1.898%, Due 7/23/2031, (Secured Overnight Financing Rate + 1.530%)C	125,000	93,168
2.299%, Due 7/21/2032, (Secured Overnight Financing Rate + 1.220%)C	465,000	343,755
2.572%, Due 10/20/2032, (Secured Overnight Financing Rate + 1.210%)C	220,000	165,091
2.482%, Due 9/21/2036, (5 yr. CMT + 1.200%)C	145,000	103,549
Citigroup, Inc., 1.281%, Due 11/3/2025, (Secured Overnight Financing Rate + 0.528%)C	105,000	99,369
4.412%, Due 3/31/2031, (Secured Overnight Financing Rate + 3.914%)C	210,000	186,103
Goldman Sachs Group, Inc., 1.431%, Due 3/9/2027, (Secured Overnight Financing Rate + 0.798%)C	430,000	381,926
1.542%, Due 9/10/2027, (Secured Overnight Financing Rate + 0.818%)C	290,000	252,288
4.411%, Due 4/23/2039, (3 mo. USD Term SOFR + 1.692%)C	180,000	143,113
JPMorgan Chase & Co., 1.561%, Due 12/10/2025, (Secured Overnight Financing Rate + 0.605%)C	120,000	113,553
Morgan Stanley, 0.864%, Due 10/21/2025, Series I, (Secured Overnight Financing Rate + 0.745%)C	295,000	278,539
3.591%, Due 7/22/2028D	295,000	267,671
2.239%, Due 7/21/2032, (Secured Overnight Financing Rate + 1.178%)C	180,000	133,041
Northern Trust Corp., 6.125%, Due 11/2/2032	180,000	173,887
PNC Financial Services Group, Inc., 3.400%, Due 9/15/2026, Series T, (5 yr. CMT + 2.595%)C E	495,000	356,136
State Street Corp., 2.354%, Due 11/1/2025, (Secured Overnight Financing Rate + 0.940%)C	260,000	249,489
Wells Fargo & Co., 2.572%, Due 2/11/2031, (3 mo. USD Term SOFR + 1.262%)C	420,000	333,196

		4,088,463

Insurance - 0.07%
Fidelity National Financial, Inc., 3.200%, Due 9/17/2051	145,000	76,052
Markel Group, Inc., 3.450%, Due 5/7/2052	450,000	273,553

		349,605

Investment Companies - 0.14%
Golub Capital BDC, Inc., 2.500%, Due 8/24/2026	745,000	651,308

REITS - 0.19%
Alexandria Real Estate Equities, Inc., 1.875%, Due 2/1/2033	145,000	99,031
American Tower Corp., 2.300%, Due 9/15/2031	250,000	184,835
Equinix, Inc., 2.500%, Due 5/15/2031	781,000	597,399

		881,265

Total Financial		5,970,641

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 3.75% (continued)

Technology - 0.27%

Computers - 0.11%
Dell International LLC/EMC Corp.,
3.375%, Due 12/15/2041	$630,000	$407,696
3.450%, Due 12/15/2051	195,000	116,910

		524,606

Semiconductors - 0.04%
Entegris Escrow Corp., 4.750%, Due 4/15/2029F	190,000	170,061

Software - 0.12%
VMware, Inc., 2.200%, Due 8/15/2031	745,000	552,097

Total Technology		1,246,764

Utilities - 0.98%

Electric - 0.90%
American Electric Power Co., Inc., 2.031%, Due 3/15/2024	250,000	245,788
Appalachian Power Co., 4.500%, Due 3/1/2049, Series Y	70,000	51,005
Arizona Public Service Co., 2.650%, Due 9/15/2050	105,000	54,093
Consumers Energy Co., 2.500%, Due 5/1/2060	91,000	44,436
DTE Energy Co., 1.050%, Due 6/1/2025, Series F	275,000	254,075
Duke Energy Carolinas LLC,
6.000%, Due 1/15/2038	145,000	141,239
6.050%, Due 4/15/2038	405,000	391,408
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	255,000	187,323
Duke Energy Progress NC Storm Funding LLC, 2.387%, Due 7/1/2039, Series A 2	715,000	528,625
Entergy Arkansas LLC, 3.350%, Due 6/15/2052	115,000	69,544
Entergy Corp., 2.800%, Due 6/15/2030	115,000	93,510
Entergy Louisiana LLC, 4.000%, Due 3/15/2033	137,000	115,420
Florida Power & Light Co., 3.950%, Due 3/1/2048	120,000	86,212
Kentucky Utilities Co., 3.300%, Due 6/1/2050	185,000	113,308
National Rural Utilities Cooperative Finance Corp.,
1.000%, Due 10/18/2024, Series D	180,000	171,942
5.450%, Due 10/30/2025	220,000	219,641
PacifiCorp, 5.500%, Due 5/15/2054	950,000	779,389
Sempra, 3.300%, Due 4/1/2025	335,000	322,128
Vistra Operations Co. LLC, 5.125%, Due 5/13/2025F	385,000	375,926

		4,245,012

Gas - 0.08%
National Fuel Gas Co., 3.950%, Due 9/15/2027	225,000	204,260
Sempra Global, 3.250%, Due 1/15/2032F	205,000	154,493

		358,753

Total Utilities		4,603,765

Total Corporate Obligations (Cost $20,277,396)		17,579,576

FOREIGN CORPORATE OBLIGATIONS - 1.71%

Communications - 0.03%

Telecommunications - 0.03%
TELUS Corp., 3.400%, Due 5/13/2032	160,000	126,971

Consumer, Non-Cyclical - 0.16%

Agriculture - 0.16%
BAT Capital Corp.,
2.259%, Due 3/25/2028	240,000	201,498
7.081%, Due 8/2/2053	485,000	434,762
Reynolds American, Inc., 5.700%, Due 8/15/2035	135,000	115,963

		752,223

Total Consumer, Non-Cyclical		752,223

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 1.71% (continued)

Energy - 0.08%

Pipelines - 0.08%
Enbridge, Inc., 5.700%, Due 3/8/2033	$390,000	$365,330

Financial - 0.98%

Banks - 0.88%
Barclays PLC,
2.894%, Due 11/24/2032, (1 yr. CMT + 1.300%)C	795,000	581,668
7.437%, Due 11/2/2033, (1 yr. CMT + 3.500%)C	205,000	205,266
7.119%, Due 6/27/2034, (Secured Overnight Financing Rate + 3.570%)C	225,000	209,367
3.811%, Due 3/10/2042, (1 yr. CMT + 1.700%)C	240,000	151,816
Deutsche Bank AG,
2.311%, Due 11/16/2027, (Secured Overnight Financing Rate + 1.219%)C	200,000	172,959
2.552%, Due 1/7/2028, (Secured Overnight Financing Rate + 1.318%)C	210,000	181,925
7.079%, Due 2/10/2034, (Secured Overnight Financing Rate + 3.650%)C	240,000	211,836
Lloyds Banking Group PLC, 7.953%, Due 11/15/2033, (1 yr. CMT + 3.750%)C	660,000	670,477
Mitsubishi UFJ Financial Group, Inc.,
2.193%, Due 2/25/2025	180,000	171,040
2.309%, Due 7/20/2032, (1 yr. CMT + 0.950%)C	265,000	198,226
2.852%, Due 1/19/2033, (1 yr. CMT + 1.100%)C	200,000	153,993
UBS Group AG,
6.246%, Due 9/22/2029, (1 yr. CMT + 1.800%)C F	215,000	210,773
3.091%, Due 5/14/2032, (Secured Overnight Financing Rate + 1.730%)C F	1,045,000	805,689
6.301%, Due 9/22/2034, (1 yr. CMT + 2.000%)C F	220,000	208,777

		4,133,812

Financial Services - 0.10%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, Due 1/30/2032	590,000	457,823

Total Financial		4,591,635

Utilities - 0.46%

Electric - 0.46%
Electricite de France SA,
4.750%, Due 10/13/2035F	320,000	268,304
5.000%, Due 9/21/2048F	860,000	632,279
6.900%, Due 5/23/2053F	485,000	453,781
National Grid PLC, 5.809%, Due 6/12/2033	850,000	803,028

		2,157,392

Total Utilities		2,157,392

Total Foreign Corporate Obligations (Cost $8,584,511)		7,993,551

FOREIGN SOVEREIGN OBLIGATIONS - 0.02% (Cost $94,989)
Panama Government International Bonds, 3.160%, Due 1/23/2030	95,000	76,681

ASSET-BACKED OBLIGATIONS - 1.27%
Ally Auto Receivables Trust, 3.310%, Due 11/15/2026, 2022 1 A3	320,000	313,017
AmeriCredit Automobile Receivables Trust,
0.370%, Due 8/18/2025, 2021 1 A3	2,625	2,620
0.340%, Due 12/18/2026, 2021 2 A3	70,769	69,748
4.380%, Due 4/18/2028, 2022 2 A3	265,000	259,944
Americredit Automobile Receivables Trust, 5.840%, Due 10/19/2026, 2023 1 A2A	294,679	293,979
BMW Vehicle Owner Trust, 3.210%, Due 8/25/2026, 2022 A A3	170,000	165,967
CNH Equipment Trust,
1.160%, Due 6/16/2025, 2020 A A3	11,172	11,137
0.400%, Due 12/15/2025, 2021 A A3	111,472	108,176

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Principal Amount	Fair Value

ASSET-BACKED OBLIGATIONS - 1.27% (continued)
Ford Credit Auto Lease Trust, 3.230%, Due 5/15/2025, 2022 A A3	$345,910	$343,472
Ford Credit Auto Owner Trust, 1.530%, Due 5/15/2034, 2021 2 AF	300,000	264,046
GM Financial Automobile Leasing Trust,
1.900%, Due 3/20/2025, 2022 1 A3	210,752	208,415
4.010%, Due 9/22/2025, 2022 3 A3	275,000	271,895
GM Financial Revolving Receivables Trust, 1.170%, Due 6/12/2034, 2021 1 AF	245,000	215,263
Honda Auto Receivables Owner Trust,
1.880%, Due 5/15/2026, 2022 1 A3	325,000	313,638
4.930%, Due 11/15/2027, 2023 2 A3	315,000	309,919
John Deere Owner Trust,
2.320%, Due 9/16/2026, 2022 A A3	245,953	238,669
3.740%, Due 2/16/2027, 2022 B A3	300,000	291,402
Mercedes-Benz Auto Lease Trust, 0.400%, Due 11/15/2024, 2021 B A3	130,724	129,911
New Economy Assets Phase 1 Sponsor LLC, 1.910%, Due 10/20/2061, 2021 1 A1F	345,000	295,000
Public Service New Hampshire Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	10,688	10,611
Taco Bell Funding LLC, 2.294%, Due 8/25/2051, 2021 1A A2IIF	275,100	222,540
Toyota Auto Loan Extended Note Trust,
1.350%, Due 5/25/2033, 2020 1A AF	285,000	265,063
4.930%, Due 6/25/2036, 2023 1A AF	100,000	96,240
Toyota Auto Receivables Owner Trust, 1.230%, Due 6/15/2026, 2022 A A3	243,398	235,320
Verizon Master Trust, 0.500%, Due 5/20/2027, 2021 1 A	580,000	562,577
Volkswagen Auto Loan Enhanced Trust, 1.020%, Due 6/22/2026, 2021 1 A3	227,403	219,503
Wendy’s Funding LLC, 2.370%, Due 6/15/2051, 2021 1A A2IF	273,700	221,839

Total Asset-Backed Obligations (Cost $6,272,904)		5,939,911

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.14%
BX Commercial Mortgage Trust, 6.149%, Due 9/15/2036, 2021 VOLT A, (1 mo. USD Term SOFR + 0.814%)C F	385,000	372,938
Cold Storage Trust, 6.351%, Due 11/15/2037, 2020 ICE5 A, (1 mo. USD Term SOFR + 1.014%)C F	265,407	262,452

Total Commercial Mortgage-Backed Obligations (Cost $650,408)		635,390

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 13.67%
Federal Home Loan Mortgage Corp.,
3.500%, Due 9/1/2028	51,459	49,716
3.000%, Due 11/1/2032	77,695	72,092
2.500%, Due 6/1/2035	157,516	139,261
2.000%, Due 3/1/2036	525,207	447,257
2.500%, Due 9/1/2041	475,551	384,652
2.500%, Due 11/1/2041	268,852	217,072
3.500%, Due 5/1/2042	388,876	331,158
4.000%, Due 6/1/2042	772,706	680,117
3.000%, Due 4/1/2047	301,660	249,949
3.500%, Due 1/1/2048	169,365	144,965
4.000%, Due 4/1/2048	133,847	117,756
3.000%, Due 8/1/2048	223,481	184,405
2.500%, Due 7/1/2050	302,068	233,798
2.500%, Due 11/1/2051	424,216	329,640
2.000%, Due 2/1/2052	743,978	550,941
2.500%, Due 5/1/2052	609,934	473,332
4.000%, Due 6/1/2052	3,789,952	3,280,050
5.000%, Due 6/1/2052	146,377	135,160
4.500%, Due 10/1/2052	607,659	543,813
6.000%, Due 3/1/2053	803,877	787,002
5.500%, Due 9/1/2053	813,717	774,644
6.000%, Due 10/1/2053	805,029	783,724
Federal National Mortgage Association,
3.500%, Due 1/1/2028D	19,338	18,632
4.500%, Due 4/1/2034	58,589	53,882
3.000%, Due 10/1/2034	146,993	132,282

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 13.67% (continued)
Federal National Mortgage Association, (continued)
2.000%, Due 11/1/2035D	$368,906	$316,001
2.000%, Due 12/1/2035D	168,340	144,204
2.000%, Due 1/1/2036D	269,406	229,409
2.500%, Due 4/1/2036	297,622	259,930
3.500%, Due 6/1/2037	92,523	83,336
5.500%, Due 6/1/2038	10,662	10,443
5.000%, Due 5/1/2040	58,459	55,840
5.000%, Due 6/1/2040	44,792	42,961
2.500%, Due 11/1/2041	311,341	250,021
5.000%, Due 3/1/2042D	26,896	25,595
3.500%, Due 7/1/2043	59,804	51,705
4.000%, Due 11/1/2044D	42,317	37,573
4.000%, Due 7/1/2045	288,551	255,923
3.500%, Due 8/1/2045	30,907	26,696
3.500%, Due 5/1/2046	75,562	64,896
3.000%, Due 6/1/2046	212,505	176,573
4.000%, Due 7/1/2046	88,830	78,829
3.000%, Due 10/1/2046	166,028	137,313
3.000%, Due 11/1/2046	232,391	192,373
3.500%, Due 11/1/2046	303,695	262,570
3.000%, Due 12/1/2046D	143,742	119,086
3.500%, Due 3/1/2047	33,768	28,978
4.500%, Due 7/1/2047	17,689	16,157
4.500%, Due 8/1/2047	62,155	56,887
3.500%, Due 9/1/2047	82,765	70,836
4.000%, Due 3/1/2048	119,343	105,077
4.500%, Due 7/1/2048	44,526	40,597
4.500%, Due 7/1/2048D	65,521	60,108
4.500%, Due 3/1/2049	132,723	120,881
4.500%, Due 10/1/2049	121,226	110,093
4.000%, Due 11/1/2049	266,196	233,980
2.500%, Due 6/1/2050	262,864	203,682
2.500%, Due 8/1/2050D	282,664	220,707
2.500%, Due 8/1/2050	412,763	319,546
3.000%, Due 8/1/2050	240,406	194,135
2.500%, Due 9/1/2050	263,859	204,341
2.500%, Due 10/1/2050D	108,111	83,724
3.000%, Due 10/1/2050D	441,196	356,743
3.000%, Due 11/1/2050D	698,856	561,974
2.500%, Due 2/1/2051D	848,592	656,915
2.000%, Due 3/1/2051D	1,398,905	1,041,073
2.000%, Due 4/1/2051D	938,604	698,580
3.000%, Due 5/1/2051D	345,575	280,069
3.000%, Due 6/1/2051	144,062	115,832
3.500%, Due 6/1/2051D	414,175	346,895
2.000%, Due 7/1/2051D	1,337,950	991,954
3.500%, Due 7/1/2051D	745,403	633,550
2.500%, Due 10/1/2051D	369,638	285,303
2.500%, Due 11/1/2051D	404,474	313,149
3.000%, Due 11/1/2051D	505,870	406,207
2.000%, Due 1/1/2052D	769,087	569,872
2.500%, Due 2/1/2052	1,491,713	1,151,643
3.500%, Due 5/1/2052	414,506	346,215
4.000%, Due 5/1/2052D	385,088	336,200
4.000%, Due 6/1/2052	5,209,985	4,513,522
5.000%, Due 6/1/2052	831,271	774,886
4.000%, Due 9/1/2052D	297,736	257,821
4.500%, Due 10/1/2052D	527,523	473,864

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 13.67% (continued)
Federal National Mortgage Association, (continued)
5.000%, Due 11/1/2052	$4,088,543	$3,773,960
5.000%, Due 12/1/2052	381,360	352,026
5.500%, Due 1/1/2053	3,474,121	3,300,712
5.000%, Due 4/1/2053D	321,723	297,983
4.500%, Due 6/1/2053D	802,525	722,467
5.000%, Due 6/1/2053D	398,287	370,280
6.000%, Due 9/1/2053D	803,254	782,741
6.500%, Due 10/1/2053	659,912	656,613
Government National Mortgage Association,
5.000%, Due 10/15/2039	45,867	44,479
3.500%, Due 9/15/2041	100,608	89,086
3.500%, Due 8/20/2047	34,167	29,537
3.500%, Due 10/20/2047	40,243	34,781
4.000%, Due 12/20/2047	76,976	68,887
4.000%, Due 1/20/2048	70,940	63,737
5.000%, Due 1/20/2050	112,364	106,239
4.500%, Due 2/20/2050	73,326	67,327
5.000%, Due 2/20/2050	37,962	35,949
2.500%, Due 4/20/2050	500,534	401,067
2.500%, Due 6/20/2051	496,267	396,070
3.000%, Due 6/20/2051	717,609	594,894
2.500%, Due 7/20/2051	638,219	509,571
3.000%, Due 8/20/2051	401,529	336,170
2.500%, Due 11/20/2051	297,256	237,132
3.000%, Due 12/20/2051	788,519	652,872
3.500%, Due 1/20/2052	302,761	258,287
4.000%, Due 3/20/2052	586,063	515,768
3.000%, Due 6/20/2052	279,928	231,237
5.500%, Due 10/20/2052	3,361,433	3,221,377
5.000%, Due 2/20/2053	2,470,099	2,302,520
5.500%, Due 2/20/2053	883,239	846,687
5.000%, Due 3/20/2053	1,994,429	1,857,067
5.000%, Due 4/20/2053	807,074	752,007
5.500%, Due 4/20/2053	2,893,374	2,771,315
5.500%, Due 5/20/2053	2,556,907	2,448,989
5.000%, Due 6/20/2053	1,189,838	1,108,042
5.500%, Due 6/20/2053	693,313	664,030
5.500%, Due 7/20/2053	809,484	775,268
6.000%, Due 8/20/2053	1,293,767	1,269,427

Total U.S. Agency Mortgage-Backed Obligations (Cost $72,104,587)		64,065,174

U.S. TREASURY OBLIGATIONS - 12.16%
U.S. Treasury Bonds,
3.875%, Due 2/15/2043	1,685,000	1,408,555
1.375%, Due 8/15/2050	3,005,000	1,381,243
2.875%, Due 5/15/2052	9,310,000	6,262,066
3.000%, Due 8/15/2052	28,020,000	19,369,919
3.625%, Due 2/15/2053	1,375,000	1,079,805
U.S. Treasury Notes,
1.250%, Due 8/31/2024	1,695,000	1,636,933
1.125%, Due 2/28/2025	1,270,000	1,202,234
1.500%, Due 1/31/2027	1,350,000	1,214,209
4.000%, Due 2/29/2028	9,470,000	9,160,745
3.500%, Due 4/30/2028	125,000	118,325
3.625%, Due 5/31/2028	1,795,000	1,707,634
1.500%, Due 2/15/2030	1,100,000	900,410
4.125%, Due 11/15/2032	6,960,000	6,571,491
3.500%, Due 2/15/2033	5,545,000	4,975,771

Total U.S. Treasury Obligations (Cost $65,246,042)		56,989,340

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

FOREIGN COMMON STOCKS - 20.05%

Communication Services - 0.83%

Diversified Telecommunication Services - 0.38%
Orange SAB	100,787	$1,185,751
Telkom Indonesia Persero Tbk. PT, ADRG	25,840	568,480

		1,754,231

Wireless Telecommunication Services - 0.11%
Vodafone Group PLC, ADR	57,200	528,528

Interactive Media & Services - 0.25%
Autohome, Inc., ADR	19,144	512,102
Tencent Holdings Ltd.B	18,100	670,512

		1,182,614

Media - 0.09%
WPP PLCB	49,966	430,394

Total Communication Services		3,895,767

Consumer Discretionary - 4.05%

Automobile Components - 0.78%
Cie Generale des Etablissements Michelin SCA, ADR	86,100	1,272,558
Continental AGB	18,876	1,225,696
Magna International, Inc.	23,600	1,134,924

		3,633,178

Automobiles - 0.56%
Ferrari NVB	8,578	2,596,423

Broadline Retail - 0.63%
Alibaba Group Holding Ltd.A B	120,800	1,244,577
MercadoLibre, Inc.A	1,380	1,712,221

		2,956,798

Hotels, Restaurants & Leisure - 0.82%
Amadeus IT Group SAB	9,100	519,902
Compass Group PLCB	76,242	1,923,786
Evolution ABB F	15,849	1,414,696

		3,858,384

Household Durables - 0.35%
Sony Group Corp., ADR	19,900	1,652,695

Leisure Products - 0.13%
Bandai Namco Holdings, Inc.B	30,000	622,936

Specialty Retail - 0.21%
Zalando SEA B F	24,023	559,182
ZOZO, Inc.B G	23,300	442,362

		1,001,544

Textiles, Apparel & Luxury Goods - 0.57%
Gildan Activewear, Inc.	21,556	612,288
Li Ning Co. Ltd.B	142,000	436,150
LVMH Moet Hennessy Louis Vuitton SEB	2,237	1,600,949

		2,649,387

Total Consumer Discretionary		18,971,345

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

FOREIGN COMMON STOCKS - 20.05% (continued)

Consumer Staples - 1.49%

Beverages - 0.65%
Arca Continental SAB de CV	66,800	$599,418
Carlsberg AS, Class BB	5,295	631,802
Coca-Cola Europacific Partners PLC	10,264	600,547
Fomento Economico Mexicano SAB de CVH	51,500	582,271
Pernod Ricard SAB	3,655	649,856

		3,063,894

Consumer Staples Distribution & Retail - 0.13%
MatsukiyoCocokara & Co.B	34,200	599,878

Household Products - 0.11%
Reckitt Benckiser Group PLCB	7,832	525,054

Personal Products - 0.60%
L’Oreal SAB	1,810	759,209
Unilever PLCB	20,684	980,017
Unilever PLC, ADR	22,100	1,046,435

		2,785,661

Total Consumer Staples		6,974,487

Energy - 1.38%

Oil, Gas & Consumable Fuels - 1.38%
BP PLCB	214,568	1,309,794
Cenovus Energy, Inc.	25,000	477,000
Enbridge, Inc.	42,846	1,372,786
Galp Energia SGPS SAB	27,132	408,460
Reliance Industries Ltd., GDRB F	10,196	556,836
Shell PLC, ADR	18,700	1,218,118
Suncor Energy, Inc.	35,195	1,139,793

		6,482,787

Total Energy		6,482,787

Financials - 2.30%

Banks - 1.69%
Bank Mandiri Persero Tbk. PTB	2,635,700	944,535
DBS Group Holdings Ltd.B	22,440	539,547
Grupo Financiero Banorte SAB de CV, Class O	104,600	847,348
ICICI Bank Ltd., ADR	99,011	2,197,054
KBC Group NVB	9,339	514,076
Mitsubishi UFJ Financial Group, Inc., ADRG	137,600	1,155,840
Nordea Bank AbpB	50,361	529,472
Sumitomo Mitsui Financial Group, Inc.B	15,100	724,984
UniCredit SpAB	17,958	449,264

		7,902,120

Capital Markets - 0.23%
3i Group PLCB	46,214	1,091,576

Financial Services - 0.28%
Adyen NVA B F	1,912	1,292,515

Insurance - 0.10%
AIA Group Ltd.B	56,800	494,682

Total Financials		10,780,893

Health Care - 1.87%

Health Care Equipment & Supplies - 0.46%
Alcon, Inc.	19,150	1,365,778
Siemens Healthineers AGB F	15,933	779,726

		2,145,504

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

FOREIGN COMMON STOCKS - 20.05% (continued)

Health Care - 1.87% (continued)

Life Sciences Tools & Services - 0.01%
Lonza Group AGB	93	$32,612

Pharmaceuticals - 1.40%
AstraZeneca PLCB	13,450	1,681,192
Merck KGaAB	8,605	1,295,061
Novo Nordisk AS, Class BB	37,418	3,608,417

		6,584,670

Total Health Care		8,762,786

Industrials - 3.97%

Aerospace & Defense - 0.75%
BAE Systems PLCB	147,182	1,975,980
MTU Aero Engines AGB	1,725	323,137
Thales SAB	8,179	1,205,358

		3,504,475

Air Freight & Logistics - 0.27%
DSV ASB	8,433	1,254,812

Electrical Equipment - 0.45%
ABB Ltd.B	20,377	685,131
Legrand SAB	9,617	830,684
Sungrow Power Supply Co. Ltd., Class AB	49,094	568,146

		2,083,961

Ground Transportation - 0.58%
Canadian Pacific Kansas City Ltd.	38,298	2,718,009

Machinery - 0.74%
Atlas Copco AB, Class AB	74,472	963,508
CNH Industrial NV	49,300	541,314
Sandvik ABB	55,570	945,416
Weichai Power Co. Ltd., Class AB	354,100	672,070
Wuxi Lead Intelligent Equipment Co. Ltd., Class AB	88,699	341,003

		3,463,311

Passenger Airlines - 0.20%
Ryanair Holdings PLC, ADRA	10,832	949,966

Professional Services - 0.98%
Bureau Veritas SAB	58,402	1,330,566
RELX PLCB	57,922	2,026,050
Thomson Reuters Corp.G	10,470	1,254,135

		4,610,751

Total Industrials		18,585,285

Information Technology - 2.83%

Communications Equipment - 0.40%
Telefonaktiebolaget LM Ericsson, ADRG	417,600	1,862,496

Software - 0.35%
SAP SEB	6,811	912,673
Capgemini SEB	4,185	741,791

		1,654,464

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

FOREIGN COMMON STOCKS - 20.05% (continued)

Information Technology - 2.83% (continued)

Semiconductors & Semiconductor Equipment - 1.65%
Advantest Corp.B	39,600	$1,023,367
ASM International NVB	4,081	1,687,826
ASML Holding NV	2,612	1,564,092
Disco Corp.B	2,400	422,447
Infineon Technologies AGB	18,411	534,956
Kokusai Electric Corp.A G	24,100	392,723
Renesas Electronics Corp.A B	32,200	423,270
Taiwan Semiconductor Manufacturing Co. Ltd.B	103,000	1,696,989

		7,745,670

Electronic Equipment, Instruments & Components - 0.31%
Keyence Corp.B	3,800	1,470,987

Technology Hardware, Storage & Peripherals - 0.12%
Samsung Electronics Co. Ltd.B	11,019	549,470

Total Information Technology		13,283,087

Materials - 0.68%

Chemicals - 0.57%
Air Liquide SAB	7,170	1,228,854
Akzo Nobel NVB	6,780	455,355
Sika AGB	4,078	973,531

		2,657,740

Metals & Mining - 0.11%
Anglo American PLCB	20,860	532,479

Total Materials		3,190,219

Real Estate - 0.22%

Real Estate Management & Development - 0.22%
ESR Group Ltd.B F	410,200	526,087
Vonovia SEB	21,552	494,761

Total Real Estate		1,020,848

Utilities - 0.43%

Electric Utilities - 0.13%
Fortum OYJB	49,860	593,710

Gas Utilities - 0.11%
ENN Energy Holdings Ltd.B	70,500	538,053

Multi-Utilities - 0.19%
Engie SAB	55,181	878,799

Total Utilities		2,010,562

Total Foreign Common Stocks (Cost $89,717,089)		93,958,066

FOREIGN PREFERRED STOCKS - 0.36%

Consumer Staples - 0.17%

Household Products - 0.17%
Henkel AG & Co. KGaAB I	11,535	830,786

Financials - 0.19%

Banks - 0.19%
Itau Unibanco Holding SAI	165,500	880,391

Total Foreign Preferred Stocks (Cost $1,678,965)		1,711,177

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 3.13% (Cost $14,675,407)

Investment Companies - 3.13%
American Beacon U.S. Government Money Market Select Fund, 5.19%J K	14,675,407	$14,675,407

SECURITIES LENDING COLLATERAL - 0.58% (Cost $2,726,058)

Investment Companies - 0.58%
American Beacon U.S. Government Money Market Select Fund, 5.19%J K	2,726,058	2,726,058

TOTAL INVESTMENTS - 100.43% (Cost $453,197,428)		470,610,845
LIABILITIES, NET OF OTHER ASSETS - (0.43%)		(2,020,007)

TOTAL NET ASSETS - 100.00%		$468,590,838

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Security has been fair valued pursuant to the Manager’s procedures related to pricing that is not available after the close of exchange or the available price does not reflect the security’s true market value. At period end, the value of these securities amounted to $72,592,247 or 15.49% of net assets.

C Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2023.

D Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

E Perpetual maturity. The date shown, if any, is the next call date.

F Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $10,624,506 or 2.27% of net assets. The Fund has no right to demand registration of these securities.

G All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2023 (Note 9).

H Unit - Usually consists of one common stock and/or rights and warrants.

I A type of Preferred Stock that has no maturity date.

J The Fund is affiliated by having the same investment advisor.

K 7-day yield.

ADR - American Depositary Receipt.

BDC - Business Development Company.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

GDR - Global Depositary Receipt.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

SOFR - Secured Overnight Financing Rate.

USD - United States Dollar.

Long Futures Contracts Open on October 31, 2023:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Futures	24	December 2023	$5,226,095	$5,054,700	$(171,395)
ICE U.S. mini MSCI EAFE Index Futures	21	December 2023	2,145,796	2,072,805	(72,991)
ICE U.S. MSCI Emerging Markets EM Index Futures	20	December 2023	952,419	919,200	(33,219)

			$8,324,310	$8,046,705	$(277,605)

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2023

Index Abbreviations:
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.

Exchange Abbreviations:
CME	Chicago Mercantile Exchange.
ICE	Intercontinental Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2023, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$196,578,200	$7,682,314	$-	$204,260,514
Corporate Obligations	-	17,579,576	-	17,579,576
Foreign Corporate Obligations	-	7,993,551	-	7,993,551
Foreign Sovereign Obligations	-	76,681	-	76,681
Asset-Backed Obligations	-	5,939,911	-	5,939,911
Commercial Mortgage-Backed Obligations	-	635,390	-	635,390
U.S. Agency Mortgage-Backed Obligations	-	64,065,174	-	64,065,174
U.S. Treasury Obligations	-	56,989,340	-	56,989,340
Foreign Common Stocks	29,878,919	64,079,147	-	93,958,066
Foreign Preferred Stocks	880,391	830,786	-	1,711,177
Short-Term Investments	14,675,407	-	-	14,675,407
Securities Lending Collateral	2,726,058	-	-	2,726,058

Total Investments in Securities - Assets	$244,738,975	$225,871,870	$-	$470,610,845

Financial Derivative Instruments - Liabilities
Futures Contracts	$(277,605)	$-	$-	$(277,605)

Total Financial Derivative Instruments - Liabilities	$(277,605)	$-	$-	$(277,605)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Diversified FundSM

Statement of Assets and Liabilities

October 31, 2023

Assets:
Investments in unaffiliated securities, at fair value† §	$453,209,380
Investments in affiliated securities, at fair value‡	17,401,465
Foreign currency, at fair value^	219
Cash	34,801
Cash collateral held at broker for futures contracts	437,000
Dividends and interest receivable	1,557,001
Deposits with broker for futures contracts	309,158
Receivable for investments sold	1,363,348
Receivable for tax reclaims	196,186
Prepaid expenses	6,266

Total assets	474,514,824

Liabilities:
Payable for investments purchased	2,385,579
Management and sub-advisory fees payable (Note 2)	385,810
Transfer agent fees payable (Note 2)	3,017
Payable upon return of securities loaned (Note 9)§	2,726,058
Custody and fund accounting fees payable	32,635
Professional fees payable	98,188
Trustee fees payable (Note 2)	1,428
Payable for prospectus and shareholder reports	11,815
Payable for variation margin from open futures contracts (Note 5)	277,489
Other liabilities	1,967

Total liabilities	5,923,986

Commitments and contingent liabilities

Net assets	$468,590,838

Analysis of net assets:
Paid-in-capital	$448,873,528
Total distributable earnings (deficits)A	19,717,310

Net assets	$468,590,838

Shares outstanding at no par value (unlimited shares authorized)	45,786,735
Net assets	$468,590,838
Net asset value, offering and redemption price per share	$10.23

† Cost of investments in unaffiliated securities	$435,795,963
‡ Cost of investments in affiliated securities	$17,401,465
§ Fair value of securities on loan	$4,401,786
^ Cost of foreign currency	$221

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Operations

For the year ended October 31, 2023

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$6,729,507
Dividend income from affiliated securities (Note 2)	595,041
Interest income	6,282,596
Income derived from securities lending (Note 9)	26,863
Other income	114

Total investment income	13,634,121

Expenses:
Management and sub-advisory fees (Note 2)	1,608,489
Transfer agent fees	19,835
Custody and fund accounting fees	138,383
Professional fees	142,235
Registration fees and expenses	224
Prospectus and shareholder report expenses	35,657
Trustee fees (Note 2)	26,751
Loan expense (Note 10)	2,905
Other expenses	59,178

Total expenses	2,033,657

Net investment income	11,600,464

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(4,775,979)
Commission recapture (Note 1)	148
Foreign currency transactions	(46,812)
Futures contracts	366,406
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	12,294,988
Foreign currency transactions	17,611
Futures contracts	(23,187)

Net gain from investments	7,833,175

Net increase in net assets resulting from operations	$19,433,639

† Foreign taxes	$280,726

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2023	Year Ended October 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$11,600,464	$7,967,955
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	(4,456,237)	14,316,789
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	12,289,412	(109,049,457)

Net increase (decrease) in net assets resulting from operations	19,433,639	(86,764,713)

Distributions to shareholders:
Total retained earnings	(21,709,079)	(48,775,054)

Net distributions to shareholders	(21,709,079)	(48,775,054)

Capital share transactions (Note 11):
Proceeds from sales of shares	7,562,152	9,861,198
Reinvestment of dividends and distributions	21,709,079	48,775,053
Cost of shares redeemed	(33,859,680)	(37,509,832)

Net increase (decrease) in net assets from capital share transactions	(4,588,449)	21,126,419

Net (decrease) in net assets	(6,863,889)	(114,413,348)

Net assets:
Beginning of year	475,454,727	589,868,075

End of year	$468,590,838	$475,454,727

See accompanying notes

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

1.  Organization and Significant Accounting Policies

American Beacon Institutional Funds Trust (the “Trust”) is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2023, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (the “Fund”). The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

On July 11, 2023, (i) RIH, RIM and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms.

Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and the termination of the Fund’s management and investment advisory agreements (the “Current Management Agreement” and “Current Investment Advisory Agreements”, respectively). The Board has approved a new management agreement with the Manager (the “New Management Agreement”) and a new investment advisory agreement among the Manager, the sub-advisors and the Trust, on behalf of the Fund (the “New Investment Advisory Agreements”) (collectively, the “Agreements”), that would become effective upon the closing of the Transaction. A special meeting of the shareholders of the Fund as of July 31, 2023 was held on October 27, 2023 to consider the Agreements. The shareholders of the Fund approved the Agreements between the Trust and the Fund. In advance of the meeting, proxy materials were sent to those shareholders regarding the New Management Agreement. There are no anticipated changes in the services provided by the Manager or sub-advisors or in the fee rates charged by the Manager to a Fund. Please see the Results of Shareholder Meeting for more information.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Fund’s financial statements.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Fund’s financial statements.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax databases maintained by the Fund’s custodian. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations.

Central Securities Depositories Regulation (“CSDR”)

Effective February 1, 2022, the CSDR introduced new measures for the authorization and supervision of European Union Central Security Depositories and sets out to create a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. At this time, the adoption of CSDR has not had a material impact to the financial statements.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized fee of 0.10% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Aristotle Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management, LLC; and WCM Investment Management, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2023 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.10%	$501,265
Sub-Advisory Fees	0.22%	1,107,224

Total	0.32%	$1,608,489

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended October 31, 2023, the Manager received securities lending fees of $2,925 for the securities lending activities of the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with an October 31, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2023 Fair Value
U.S. Government Money Market Select	Direct	Diversified	$14,675,407	$-	$-	$595,041	$14,675,407
U.S. Government Money Market Select	Securities Lending	Diversified	2,726,058	-	-	N/A	2,726,058

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2023, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Diversified	$12,757	$2,268	$15,025

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2023, the Fund did not utilize the credit facility.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of October 31, 2023, based on management’s evaluation of the shareholder account base, three accounts have been identified as representing an unaffiliated significant ownership of approximately 90% of the Fund’s outstanding shares.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as Valuation Designee to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for the Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

With respect to the Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by the Manager and under the oversight of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities (“ABS”)

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables, and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as MBS and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities;

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

(c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended October 31, 2023 are disclosed in the Notes to the Schedule of Investments.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, the Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

During the year ended October 31, 2023, the Fund did not have any outstanding forward foreign currency contracts.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended October 31, 2023, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2023
Diversified	59

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2023:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$-	$(277,605)	$(277,605)

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2023:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$-	$366,406	$366,406

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$-	$(23,187)	$(23,187)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2023.

Offsetting of Financial and Derivative Assets as of October 31, 2023:

	Assets	Liabilities
Futures Contracts(1)	$-	$277,605

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$277,605

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(277,605)

	Remaining Contractual Maturity of the Agreements As of October 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,726,058	$-	$-	$-	$2,726,058

Total Borrowings	$2,726,058	$-	$-	$-	$2,726,058

Gross amount of recognized liabilities for securities lending transactions					$2,726,058

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, the Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high yield investments that are considered speculative in nature, this risk may be substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling foreign currency futures contracts and forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Interest rates are currently at or near historic lows, and some investments may have negative interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment risk, extension risk, callable securities risk, and valuation risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

banking systems. Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. Heavy redemptions could hurt the Fund’s performance.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund held securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The coupons on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, SOFR, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2023 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2023	Year Ended October 31, 2022
Distributions paid from:
Ordinary income*	$8,614,470	$17,163,388
Long-term capital gains	13,094,609	31,611,666

Total distributions paid	$21,709,079	$48,775,054

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2023, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$456,412,008	$58,535,702	$(44,344,766)	$14,190,936

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Diversified	$14,190,936	$10,126,482	$-	$(4,600,111)	$3	$19,717,310

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, book amortization of premiums, the realization for tax purposes of unrealized gains from passive foreign investment securities, and unused capital loss carryovers.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The Fund had no permanent differences as of October 31, 2023.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of October 31, 2023 the Fund had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Diversified	$2,786,999	$1,813,112

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Diversified	$127,087,001	$156,123,123	$169,700,377	$124,828,514

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2023 were as follows:

Fund	Type of Transaction	October 31, 2022 Shares/Fair Value	Purchases	Sales	October 31, 2023 Shares/ Fair Value
Diversified	Direct	$13,241,950	$142,613,831	$141,180,374	$14,675,407
Diversified	Securities Lending	2,251,174	60,768,153	60,293,269	2,726,058

9.   Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2023, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$4,401,786	$2,726,058	$1,813,231	$4,539,289

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 10, 2023 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2023

is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2023, the Fund did not utilize these facilities.

11.   Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund Shares:

	Year Ended October 31,
	2023		2022
Diversified Fund	Shares	Amount	Shares	Amount
Shares sold	696,322	$7,562,152	853,506	$9,861,198
Reinvestment of dividends	2,124,176	21,709,079	4,044,366	48,775,053
Shares redeemed	(3,154,393)	(33,859,680)	(3,291,871)	(37,509,832)

Net increase (decrease) in shares outstanding	(333,895)	$(4,588,449)	1,606,001	$21,126,419

12.   Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Diversified FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Year Ended October 31,
	2023	2022	2021	2020A	2019

Net asset value, beginning of period	$10.31	$13.25	$10.56	$10.88	$10.49

Income (loss) from investment operations:
Net investment income	0.25	0.18	0.16	0.20	0.28
Net gains (losses) on investments (both realized and unrealized)	0.15	(2.01)	2.95	(0.08)	0.74

Total income (loss) from investment operations	0.40	(1.83)	3.11	0.12	1.02

Less distributions:
Dividends from net investment income	(0.19)	(0.17)	(0.19)	(0.28)	(0.25)
Distributions from net realized gains	(0.29)	(0.94)	(0.23)	(0.16)	(0.38)

Total distributions	(0.48)	(1.11)	(0.42)	(0.44)	(0.63)

Net asset value, end of period	$10.23	$10.31	$13.25	$10.56	$10.88

Total returnB	3.84%	(15.05)%	30.04%	1.04%	10.77%

Ratios and supplemental data:
Net assets, end of period	$468,590,838	$475,454,727	$589,868,075	$486,686,449	$539,832,159
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.41%	0.41%	0.39%	0.40%	0.37%
Expenses, net of reimbursements and/or recoupments	0.41%	0.41%	0.39%	0.40%	0.37%
Net investment income, before expense reimbursements and/or recoupments	2.33%	1.50%	1.23%	1.82%	2.50%
Net investment income, net of reimbursements and/or recoupments	2.33%	1.50%	1.23%	1.82%	2.50%
Portfolio turnover rate	59%	47%	41%	74%	76%

A	On March 9, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On March 10, 2020, WCM Investment Management LLC began managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

October 31, 2023 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2023.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2023. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Diversified	42.19%

Qualified Dividend Income:

Diversified	65.62%

Long-Term Capital Gain Distributions:

Diversified	$13,094,609

Short-Term Capital Gain Distributions:

Diversified	$0

Shareholders will receive notification in January 2024 of the applicable tax information necessary to prepare their 2023 income tax returns.

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements (Unaudited)

At meetings held on May 16, 2023 and June 6-7, 2023 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 7, 2023 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Institutional Funds Trust (“Trust”), on behalf of the American Beacon Diversified Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager and the Trust, on behalf of the Fund, and each of Aristotle Capital Management, LLC (“Aristotle”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), Lazard Asset Management LLC (“Lazard”) and WCM Asset Management, LLC (“WCM”) (each, a “sub-advisor” and collectively, the “sub-advisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements (Unaudited)

other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the sub-advisors for the Fund; (3) the profits, if any, earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor, or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the financial condition of the Manager, including its parent company; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels. The Board also considered the Manager’s representation that the advisory, administrative and related services provided to the Fund are consistent with the services provided to the series of the American Beacon Funds (“American Beacon Funds”), except that, since the Fund has only one share class and the Fund’s shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D thereunder, the Manager does not provide to the Fund certain services that it provides to the American Beacon Funds, such as services related to the American Beacon Funds’ multiple class structure.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the representations made by each sub-advisor regarding the sub-advisor’s level of staffing; asset size; the financial stability of each sub-advisor; and its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor, as applicable, regarding the performance of its portion of the Fund relative to the performance of comparable investment accounts and/or a composite of comparable investment accounts managed by the sub-advisor. The Board also considered the comparative performance information provided by each sub-advisor relative to the Fund’s benchmark index and an alternate benchmark index that the sub-advisor believes is more appropriate in light of the strategy it pursues in managing its portion of the Fund. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager with respect to the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements (Unaudited)

paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to the Fund, the Board considered the representations made by each sub-advisor that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arms-length nature of the relationship between the Manager and sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each sub-advisor, the Manager has negotiated breakpoints in the sub-advisory fee rate schedule. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, certain sub-advisors have agreed to take into account other clients of the Manager whose assets are allocated to the sub-advisors by the Manager for purposes of calculating the Fund’s sub-advisory fee rate breakpoints.

Based on the foregoing and other information, the Board concluded that the Manager and, sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s and sub-advisors’ responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of their advisory relationships with the Fund. For example, the Board considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that each sub-advisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements (Unaudited)

to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of each sub-advisor was calculated by the Manager based on information provided by the Fund’s custodian.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2022. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	1	st Quintile

Broadridge Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2	nd Quintile

In considering the renewal of the Investment Advisory Agreements with Aristotle, Barrow, Brandywine, Hotchkis, Lazard and WCM, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2022)

Aristotle – U.S. Equity*	5 Years	1	st Quintile
Barrow – U.S. Equity*	5 Years	1	st Quintile
Hotchkis – U.S. Equity*	5 Years	1	st Quintile
Barrow – Fixed Income**	5 Years	1	st Quintile
Brandywine – Fixed Income**	5 Years	1	st Quintile
Lazard – Non-U.S. Equity***	5 Years	3	rd Quintile
WCM – Non-U.S. Equity***	1 Year	5	th Quintile

*  Aristotle, Barrow, and Hotchkis each manage a U.S. equity sleeve of the Fund. Accordingly, the return of these portions of the Fund is compared to the Broadridge large cap value Performance Universe.

** Barrow and Brandywine each manage a fixed income sleeve of the Fund. Accordingly, the return of these portions of the Fund is compared to the Broadridge core bond Performance Universe.

***  Lazard and WCM each manage a non-U.S. equity sleeve of the Fund. Accordingly, the return of these portions of the Fund is compared to the Broadridge international large-cap value Performance Universe.

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements (Unaudited)

The Board also considered: (1) that the Fund is a customized financial product that is offered to a single client; (2) that the Fund is not registered for public offering under the Securities Act of 1933; and (3) the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

On July 11, 2023, (i) Resolute Investment Holdings, LLC (“RIH”), its indirect wholly-owned subsidiary, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), the investment manager of American Beacon Institutional Funds Trust (“Trust”), and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (“Current Ownership Group”), entered into a transaction agreement (“Transaction Agreement”) with certain creditors of RIM (“Lender Group”) to strengthen the capital structure of RIH, the indirect 100% owner of RIM and the Manager (together with RIH, “Resolute”). Pursuant to the Transaction Agreement, (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group (“New Ownership Group”), and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”).

Upon the closing of the Transaction (“Closing”), the Manager will be wholly owned indirectly by the New Ownership Group, rather than by the Current Ownership Group. This change in control will be deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of the Trust’s (i) existing management agreement (“Current Management Agreement”) with the Manager with respect to the American Beacon Diversified Fund (“Fund”), and (ii) existing investment advisory agreements (“Current Investment Advisory Agreements”) among the Manager, the Trust and each of Aristotle Capital Management, LLC (“Aristotle”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), Lazard Asset Management LLC (“Lazard”) and WCM Asset Management, LLC (“WCM”) on behalf of the Fund. Aristotle, Barrow, Brandywine, Hotchkis, Lazard and WCM are collectively referred to herein as the “Sub-Advisors.” As required by the 1940 Act, the Current Management Agreement and Current Investment Advisory Agreement (“Current Agreements”) provide for their automatic termination in the event of an assignment, and, therefore, will terminate upon the Closing.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Fund. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023, and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Trustees’ responsibilities in connection with their consideration with respect to the Fund of a new Management Agreement (“New Management Agreement”), and new Investment Advisory Agreements (each, a “New Investment Advisory Agreement” and, collectively with the New Management Agreement, the “New Agreements”). The Trustees were advised that the New Agreements would replace the Current Agreements, upon the assignment and termination of the Current Agreements upon the Closing.

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction. In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group and met with senior representatives of the Manager. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Fund and its shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect the continued operation of the Fund, the capabilities of the key personnel of the Manager who currently manage the Fund to continue to provide services to the Fund at the current levels, or the capabilities of the Sub-Advisors to provide the same level of services to the Fund.

In evaluating the New Management Agreement, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Fund by the Manager, including investment advisory and administrative services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s representatives also indicated that they believe that the Transaction best facilitates continuity of management and view such continuity as beneficial to the long-term success of the Fund, but noted that there could be no assurance of any particular benefits that may result.

In connection with the Board’s determination to approve the New Agreements, the Trustees considered, among other information, the following factors as they relate to the Transaction:

•

The manner in which the Fund’s assets are managed will not change as a result of the Transaction, and the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction;

•	The fee rates payable by the Fund under the New Agreements are the same as the fee rates payable under the Current Agreements;

•	The New Agreements are identical in all material respects to the Current Agreements;

•	The Manager and the Sub-Advisors would provide the same services to the Fund pursuant to the New Agreements as they had been providing under the Current Agreements;

•

The Manager’s personnel who will provide management services to the Fund are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Fund;

•	The Sub-Advisors’ personnel who will provide advisory services to the Fund are not expected to change;

•

Resolute’s substantially strengthened capital structure following the Closing, which would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Fund;

•

The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

•	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

•	The anticipated absence of any adverse impact of the Transaction on the Fund’s Sub-Advisors and other key service providers;

•

The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trust, which objectives are consistent with the Manager’s current objectives;

•

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as the Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Fund in connection with the Transaction, the proxy statement, the fees and expenses of accountants and attorneys relating to the Transaction, and the fees and expenses of the Board and the Committee for meetings held in connection with the Transaction;

•

The Fund may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Fund and may reduce the potential vulnerability to changes in control of the Manager that could be adverse to the Fund’s interests and affect the retention of key employees providing services to the Fund;

•

The Manager’s representation that there had been no material changes or developments relating to the Manager or the Sub-Advisors since the May-June Meetings, other than the changes or developments subsequently reported to the Board; and

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

•	The Trustees had requested and evaluated information relevant to the renewal of the Current Agreements at their May-June Meetings.

In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements at the May-June Meetings, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month. Based on the process undertaken and the considerations weighed by the Board with respect to the renewal of the Current Agreements, and the Board’s due diligence review in connection with the Transaction during the July Meetings, the Board approved the New Agreements at the July 12, 2023 meeting, and recommended that, as applicable, the shareholders of the Fund also approve the New Agreements. The factors considered by the Board in connection with the approval of the Current Agreements are described in the section of this report titled “Disclosure Regarding Approval of the Current Management and Investment Advisory Agreements.”

American Beacon Institutional Funds TrustSM

Results of Shareholder Meeting (Unaudited)

A special meeting of shareholders of each of the portfolios of the American Beacon Institutional Funds Trust (the “Trust”) was held on October 27, 2023. The shareholders of the American Beacon Diversified Fund (the “Fund”), a portfolio of the Trust, approved a new management agreement between American Beacon Advisors, Inc. (“American Beacon”) and the Trust, with respect to the Fund, that will be effective upon the change in control of American Beacon. Approval of this proposal required a majority of the outstanding voting securities of the Fund.

The following is the result of the shareholder votes for this proposal:

Fund	For	Against	Abstain	Non-Voting
American Beacon Diversified Fund	46,218,681.99	-	-	4,817.87

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (1954)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (1969)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (1962)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (1960)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (1961)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (1963)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (1975)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), Director and President, American Beacon Cayman Multi-Alternatives Company, Ltd.; (2023-Present); Director and President, American Beacon Cayman Trend Company, Ltd. (2023-Present); American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (1959)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (1981)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Select Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (1969)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (1970)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (1961)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Director and Vice President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and Vice President, American Beacon Cayman Trend Company, Ltd. (2023-Present) Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (1963)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (1963)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (1971)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (1956)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (1966)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (1958)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (1984)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

October 31, 2023 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Institutional Funds Trust or American Beacon Diversified Fund P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS,Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts

This report is prepared for shareholders of the American Beacon Diversified Fund and may be distributed to others only if preceded or accompanied by a current Private Placement Memorandum.

American Beacon Institutional Funds Trust and American Beacon Diversified Fund are service marks of American Beacon Advisors, Inc.

AR 10/23

ITEM 2.	CODE OF ETHICS.

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees of the Trust has determined that Claudia Holz, a member of the Trust’s Audit and Compliance Committee, is the “audit committee financial expert” as defined in Form N-CSR. Ms. Claudia is considered “independent” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)

Audit Fees	Fiscal Year Ended
$ 48,766	10/31/2022
$ 48,766	10/31/2023

(b)

Audit Related Fees	Fiscal Year Ended
$0	10/31/2022
$0	10/31/2023

(c)

Tax Fees (1)	Fiscal Year Ended
$ 22,445	10/31/2022
$ 8,875	10/31/2023

(d)

All Other Fees	Fiscal Year Ended
$0	10/31/2022
$0	10/31/2023

(1)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$22,445	$149,467	N/A	10/31/2022
$ 8,875	$32,969	N/A	10/31/2023

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Institutional Funds Trust

By /s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President
American Beacon Institutional Funds Trust
Date: January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President
American Beacon Institutional Funds Trust
Date: January 3, 2024

By /s/ Sonia L. Bates
Sonia L. Bates
Chief Accounting Officer and Treasurer
American Beacon Institutional Funds Trust
Date: January 3, 2024